SUBSEQUENT EVENTS (FY)	3 Months Ended	12 Months Ended
	Mar. 31, 2021	Dec. 31, 2020
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS
NOTE 10. SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the consolidated financial statements were issued. Based upon this review, the Company did not identify any subsequent events that would have required adjustment or disclosure in the consolidated financial statements.

NOTE 11.	SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the consolidated financial statements were issued. Based upon this review, other than as describe below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the consolidated financial statements.

On January 13, 2021, the Company held an Extraordinary General Meeting pursuant to which the Company’s shareholders approved extending the Extension Date. In connection with the approval of the extension, shareholders elected to redeem an aggregate of 1,425 Class A ordinary shares. As a result, an aggregate of $14,489 (or approximately $10.17 per share) was released from the Company’s Trust Account to pay such shareholders.

On February 18, 2021, the Company issued a Note in the amount of up to $750,000 to the Sponsor for general working capital purposes. The Note is non-interest bearing and payable upon the earlier to occur of (i) June 10, 2021 or (ii) the consummation of a Business Combination. If the Company does not consummate a Business Combination, the Company may use a portion of any funds held outside the Trust Account to repay the Note; however, no proceeds from the Trust Account may be used for such repayment.

Legal proceedings

Beginning on January 27, 2021, purported stockholders of the Company filed or threatened to file lawsuits in connection with the Company’s prospective merger with WMH, including two actions filed in the Supreme Court of the State of New York, captioned, Brait v. Silver Spike Acquisition Corp., et al., Index No. 650629/2021 (N.Y. Sup. Ct.), and Stout v. Silver Spike Acquisition Corp., et al., No. 650686/2021 (N.Y. Sup. Ct.).  The operative complaints in the Brait and Stout actions allege that the Registration Statement issued in connection with the prospective Merger omits material information related to the proposed transaction, and asserts claims for breach of fiduciary duty against certain of the Company’s current officers and directors and for aiding and abetting breach of fiduciary duty against the Company.  The Stout complaint also asserts aiding and abetting claims against WMH and Merger Sub.  Plaintiffs seek injunctive relief to enjoin the proposed Merger and to require defendants to issue supplemental disclosures as outlined in the complaints or, in the event the transaction is consummated in the absence of such supplemental disclosures, an order rescinding the transaction and awarding rescissory damages.  Plaintiffs also seek an award of attorneys’ fees and costs.  The Company has received similar demands from other purported shareholders of the company, including one that attached a draft complaint, styled Fusco v. Silver Spike Acquisition Corp., et al., asserting similar fiduciary duty claims as in the Brait and Stout actions, as well as separate claims for violations of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934; the draft complaint seeks an injunction of the proposed Merger, pending dissemination of supplemental disclosures, unspecified damages and attorneys’ fees and costs. The Company believes that these allegations are without merit. These matters are in the early stages and the Company is unable to reasonably determine the outcome or estimate the loss, if any, and as such, has not recorded a loss contingency.